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EXHIBIT 10.108
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THE SECURITIES REPRESENTED BY THIS CERTIFICATE, AS WELL AS THE SECURITIES
INTO WHICH THESE SECURITIES MAY BE CONVERTED, HAVE BEEN ISSUED IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE TRANSFERRED WITHOUT REGISTRATION, EXCEPT IN A TRANSACTION EXEMPT FROM REGISTRATION.



WFCA-XXX                                         XXXXX - Warrants


                    USURF America, Inc.
    (Incorporated Under the Laws of the State of Nevada)


             COMMON STOCK PURCHASE WARRANT


(EACH WARRANT ENTITLES THE HOLDER TO PURCHASE ONE COMMON SHARE)
INITIAL WARRANT EXERCISE PRICE $.25


THIS CERTIFIES THAT, for value received, _______________, (the "Holder"), as registered owner of this Common Stock Purchase Warrant Certificate (a "Warrant" or the "Warrants"), is entitled at any time or from time to time after issuance hereof at or before 5:00 p.m., Central Time, on the date that is three years from the date hereof (the "Expiration Date"), to subscribe for, purchase and receive the above-specified, fully-paid and non-assessable Common Shares, $.0001 par value per share (the "Common Shares"), of USURF America, Inc., a Nevada corporation (the "Company"), at the purchase price of $.25 per share (the "Exercise Price"), upon presentation and surrender of this Warrant Certificate and payment of the Exercise Price for such Common Shares of the Company at the principal office of the Company's warrant agent, Securities Transfer Corporation (the "Warrant Agent"), but only subject to the conditions set forth herein and in that certain Warrant Agreement between the Company and the Warrant Agent (the "Warrant Agreement"). The Exercise Price and the number of Common Shares purchasable upon exercise of each Warrant are subject to adjustments upon the occurrence of certain events described in the Warrant Agreement. Reference hereby is made to the provisions on the reverse side of this Warrant Certificate and to the provisions in the Warrant Agreement, all of which provisions are incorporated herein by this reference and made a part of this Warrant Certificate as though fully set out herein.


Upon due presentment for transfer of this Warrant Certificate at the office of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing, in the aggregate, a like number of Warrants, subject to any adjustments made in accordance with the provisions of the Warrant Agreement, shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, upon payment of a transfer fee by the Warrantholder per Warrant Certificate and any tax or governmental charge imposed in connection with such transfer.


The holder of the Warrants evidenced by this Warrant Certificate may exercise all or any whole number of such Warrants during the period and in the manner stated hereon. The Exercise Price payable in lawful money of the United States of America and in cash or by certified or bank cashier's check or bank draft payable to the order of the Company. If, upon exercise of any Warrants evidenced by this Warrant Certificate, the number of Warrants exercised shall be less than the total number of Warrants so evidenced, there shall be issued to the Warrantholder a new Warrant Certificate evidencing the number of Warrants not so exercised.


No Warrant may be exercised after 5:00 p.m., Central Time, on the Expiration Date and any Warrant not exercised by such time shall become void, unless extended by the Company.


This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.


IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its President and its Secretary, each by a facsimile of his signature, and has caused a facsimile of its corporate seal to be imprinted hereon.


Dated:


USURF AMERICA, INC.
                                           COUNTERSIGNED & REGISTERED:
                                           SECURITIES TRANSFER CORPORATION
                                           P.O. Box 701629
                                           Dallas, TX 75370


Secretary                             President
                                           By:
                                           Authorized Signature



                       USURF AMERICA, INC.
         TRANSFER FEE:  $__________ PER CERTIFICATE


The following abbreviations, when used in the inscription of the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -       as tenants in common    UNIF GIFT MIN ACT - Custodian
TEN ENT -       as tenants by the             entireties
_______________________________
JT TEN -        as joint tenants
            with right of               (custodian)          (minor)
                survivorship and not as  Custodian under Uniform
            tenants in common        Gifts to Minors Act
                tenantsin common        ____________________________________
                                         (state)


Additional abbreviations may also be used though not in the above list.


        FORM OF ASSIGNMENT
        To Be Executed by the Registered Holder if He
        Desires to Assign Warrants Evidenced by the Within Warrant Certificate


FOR VALUE RECEIVED
hereby sells, assigns and transfers unto
Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint
_____________________________________________ Attorney to transfer the said
Warrants, evidenced by the within Warrant Certificate on the books of the Company, with full power of substitution.


Dated:                                          X
                                                                Signature


NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.


Signature Guaranteed:


        FORM OF ELECTION TO PURCHASE
        To be Executed by the Holder if He Desires to Exercise Warrants Evidenced by the Within Warrant Certificate


TO: USURF AMERICA, INC.


The undersigned hereby irrevocably elects to exercise ______________ Warrants evidenced by the within Warrant Certificate for, and to purchase thereunder, __________________ full shares of Common Stock issuable upon exercise of said Warrants and delivery of $_____________ and any applicable taxes. The undersigned requests that certificates for such shares be issued in the name of:


                                              PLEASE INSERT SOCIAL SECURITY
   (Please print name and address)      OR TAX IDENTIFICATION NUMBER





If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

                                        (Please print name and address)



Dated:                                                  X


NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.


Signature Guaranteed:


SIGNATURE MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTY.